UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 29, 1999



                             STARMEDIA NETWORK, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



             1-15015                                 06-1461770
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     (Commission File Number)             (IRS Employer Identification No.)




                     29 WEST 36TH STREET, NEW YORK, NY 10018
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               (Address of principal executive offices) (Zip code)



      (Registrant's telephone number, including area code): (212) 548-9600



                                       NA
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          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On September 29, 1999, wholly-owned subsidiaries of StarMedia Network, Inc. ("StarMedia") acquired substantially all of the assets of PageCell International Holdings, Inc. ("PageCell"), and its wholly-owned subsidiary Smart Wireless Ventures, Inc., in a transaction pursuant to an Asset Purchase Agreement, dated as of September 18, 1999 (the "Agreement"), between PageCell and StarMedia, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

      Pursuant to the Agreement, at the closing PageCell was paid 174,418 shares of StarMedia common stock ("Common Stock") and 58,140 shares of StarMedia Junior Non-Voting Convertible Preferred Stock, Series 1999A ("Preferred Stock") (collectively, the "Closing Payments"). In addition to the foregoing, PageCell may in the future become entitled to receive Common Stock and Preferred Stock having an aggregate value of up to $15,000,000, depending on the extent to which certain performance criteria specified in the Agreement are met. The value of such additional Common Stock and Preferred Stock would be determined in the manner specified in the Agreement, including certain adjustment provisions in the event of significant changes in the market price of the Common Stock after the closing as compared to the market price used to determined the Closing Payments.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)         Financial statements of business acquired.

            Not applicable.

(b)         Pro-forma financial information.

            Not applicable.

(c)         Exhibits.

Attached as Exhibit 1.1 to this Current Report on Form 8-K is the Asset Purchase Agreement, dated as of September 18, 1999, between PageCell and StarMedia.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 13, 1999               STARMEDIA NETWORK, INC.
                                      (Registrant)



                                      By:          /S/ JUSTIN K. MACEDONIA
                                            ------------------------------------
                                            Justin K. Macedonia
                                            Senior Vice President and General
                                            Counsel

                                  EXHIBIT INDEX


       EXHIBIT NO.                  DESCRIPTION                    PAGE
       -----------                  -----------                    ----

           1.1           Asset Purchase Agreement, dated            6
                         as of September 18, 1999,
                         between PageCell International
                         Holdings, Inc. and StarMedia
                         Network, Inc.


                                   EXHIBIT 1.1

Asset Purchase Agreement